EXHIBIT 10.118

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°9

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 1/9

AMENDMENT N° 9 TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°9 (the “Amendment N°9”) dated 20 December 2019 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller together are referred to as the “Parties” and individually as the “Party”.

WHEREAS:

A.   On 03 March 2015, the Buyer and the Seller entered into a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   On 01 May 2016, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement with reference CLC-CT1614983 whereby the Buyer [*].

C.   On 19 June 2017, the Buyer and the Seller entered into Amendment N°2 to the Purchase Agreement with reference CLC-CT1702508 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

D.   On 02 October 2017, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement with reference CLC-CT1705177 in order to [*].

E.   On 27 December 2017, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement with reference CLC-CT1709653 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

F.   On 31 December 2018, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement with reference CLC-CT1709653 in order [*].

G.   On 27 February 2019, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement with reference CLC-CT1901550 in order to [*].

H.   On 08 August 2019, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement with reference CT1902127 in order to [*].

I.    On 18th October 2019, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement with reference CT1905423 in order to [*].

The Purchase Agreement, as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 2/9

J.    The Parties now wish to enter into this Amendment N°9 in order to [*].

[*], the Buyer and the Seller shall enter into:

- an amendment N°12  to the A350 Agreement dated as of even date herewith to provide for the purchase of one (1) A350-900 aircraft (the “A350 Amendment”); and

- an amendment N°25 to the A320 NEO Agreement dated as of even date herewith to provide for the purchase of twenty-five (25) A321 NEO Aircraft and twenty-seven (27) A321 XLR aircraft (the “A321 Amendment”); and

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°9. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 3/9

1.         [*]

2.         [*]

3.         SUPPORT / TRAINING MATTERS

3.1       [*]

3.2       Amended Support Allowances

The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet twenty-three Aircraft firmly ordered unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1               FLIGHT OPERATIONS TRAINING

1.1            Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2            Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] per ordered Aircraft.

1.3            Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-three (23) Aircraft. This allocation will be further assigned by the Buyer on a pro-rata basis to each of the Initial Operators.

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 4/9

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4            Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-three (23) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

2               PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-three (23) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3               MAINTENANCE TRAINING

3.1           The Seller will provide to the Buyer [*] in total for the fleet of twenty-three (23) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2           The Seller will provide to the Buyer [*] in total for the fleet of twenty-three (23) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4              TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1           For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2           For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3           For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4           For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

4.         [*]

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 5/9

5          [*]

6.         EFFECTIVITY

This Amendment N°9 will enter into full force and be binding upon the Parties upon the fulfilment of each of the following conditions (the “Conditions”);

[*]

If the Conditions are not fulfilled on or before 31 December 2019, this Amendment N°9 shall be terminated without further act and the Buyer and the Seller shall have no obligation or liability to the other, whether in contract or otherwise in respect of this Amendment N°9.

7          INCONSISTENCY AND CONFIDENTIALITY

7.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°9, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2       This Amendment N°9 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

7.3       This Amendment N°9 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

7.4       Except for the modifications resulting from this Amendment n°9, the Agreement shall remain unchanged, in full force and effect. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.

8.         COUNTERPARTS

This Amendment N°9 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.         LAW AND JURISDICTION

This Amendment N°9 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to the application of conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°9 as if the same were set out in full herein.

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 6/9

IN WITNESS WHEREOF this Amendment N°9 was entered into force the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 7/9

APPENDIX 1

DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month	Aircraft Type
[*]	[*]	[*]-18	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]-23	[*]

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 8/9

APPENDIX 2

[*]

Amendment Nº9 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT1909530 – Execution Version	Page 9/9